FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.             Investment Company Act File Number:  817-01239

Date of Notification: September 25, 2012

2.             Exact name of investment company as specified in registration statement:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

3.             Address of principal executive office:

7100 E Belleview Ave, Suite 306

Greenwood Village, CO 80111-1632

4.             Check one of the following:

A.           ☒          The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.             ☐            The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.             ☐            The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ John Gordon
John Gordon
Treasurer

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE - AMENDED

September 25, 2012

Dear Shareholder:

The Versus Capital Multi-Manager Real Estate Income Fund (the “Fund”) is a closed-end interval fund offering shares that are not redeemable daily for cash.  You can generally only tender shares for repurchase during one of the Fund’s scheduled quarterly repurchase offer periods.  To provide shareholders with some liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at Net Asset Value (NAV), subject to the Early Withdrawal Charge (for F-Shares), on the Repurchase Pricing Date, as defined in the enclosed Repurchase Offer Terms.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

Please note that the Fund’s quarterly repurchase offer will begin on October 19, 2012 and end on the Repurchase Request Deadline at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on October 22, 2012.

If you decide to tender shares for repurchase, please note that a repurchase of shares by the Fund may be a taxable event; consult your financial or tax adviser for more information.  If you wish to tender your shares for cash, you can do so by contacting your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”).  You will need to ask your Authorized Institution or nominee to submit the repurchase request for you and provide all of the information that Authorized Institution or nominee requires.  Certain Authorized Institutions may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information.

The Repurchase Request Deadline will be strictly observed.  If you fail to submit your repurchase request in proper form to the Fund or your Authorized Institution fails to submit your request to the Fund by the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.  Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms for additional information.  If you have any questions, please contact your Authorized Institution or other financial adviser.  The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

Versus Capital Multi-Manager Real Estate Income Fund

REPURCHASE OFFER TERMS

1.               Repurchase Offer. Versus Capital Multi-Manager Real Estate Income Fund (the “Fund”) is offering to repurchase for cash up to five percent (5%) of the aggregate of its issued and outstanding Shares on the Repurchase Request Deadline (described below).  Subject to the Early Withdrawal Charge (for F-Shares), the Fund will purchase Shares at the NAV per Share determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form.  Together those documents constitute the “Repurchase Offer.”  The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.  The purpose of the Repurchase Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares.  The Fund does not charge a processing fee for handling repurchase requests.  However, if your Shares are held for you by your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”), or otherwise by a nominee, such Authorized Institution may charge a transaction fee for submitting a repurchase request for you.

2.               Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date.  The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and between the Repurchase Request Deadline and the Repurchase Pricing Date.  The Net Asset Value on the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request.  Please call shareholder services at 1.855.653.7173 for current NAV information.  Shares of the Fund earn dividends declared, if any, on the day the Shares are repurchased.  On August 31, 2012, the net asset value per share of the Fund was $25.18.

3.               Early Withdrawal Charge.  A shareholder who tenders for repurchase such shareholder’s F-Shares during the first year following such shareholder’s initial capital contribution will be subject to a fee of 2.00% of the value of the F-Shares repurchased by the Fund, payable to the Fund (an “Early Withdrawal Charge”).  The Board may, in certain limited instances where the Board has determined that the remaining shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Withdrawal Charge. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

4.               Repurchase Request Offer Period and Repurchase Request Deadline.  This quarter’s Repurchase Offer begins on October 19, 2012.  All tenders of Shares for repurchase must be received in proper form by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent (the “Transfer Agent”), or your Authorized Institution, between October 19, 2012 and before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on October 22, 2012, (the “Repurchase Request Deadline”).  The Repurchase Request Deadline will be strictly observed.  The Fund will not accept any alternative, conditional or contingent tenders for repurchase.  All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.  The Fund will send trade confirmations on or before October 24, 2012

5.               Repurchase Pricing Date.  This quarter’s Repurchase Pricing Date is October 22, 2012 which is the Repurchase Request Deadline.

6.               Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than October 22, 2012, but in no event later than seven calendar days after each Repurchase Pricing Date.

7.               Repurchase Charge. The Fund does not charge a special handling or processing fee for repurchases. Your Authorized Institution may charge a transaction fee in connection with submitting a repurchase request.

8.               Withdrawal or Modification of Number of Shares to be Repurchased.  Shares submitted pursuant to the Repurchase Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline.  If your Shares are held for you by your Authorized Institution or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request.  With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Repurchase Offer.  However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call shareholder services at 1.855.653.7173 or contact your Authorized Institution or financial adviser.

9.               Suspension or Postponement of Repurchase Offer. The Board may suspend or postpone this Repurchase Offer only by a majority vote of the Directors (including a majority of the Independent Directors) and only in the following limited circumstances: (a) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or (b) during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Fund Shares; or (c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or (d) during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.  If the Repurchase Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10.         Tax Consequences. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the repurchase offer. The Fund intends to take the position that shareholders tendering shares will qualify for sale or exchange treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as capital gain or loss by shareholders that hold their shares as a capital asset. If the sale is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of Shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate increase in the Fund has been increased as a result of the tender.

Withholding on Non-U.S. Shareholders. The Transfer Agent will withhold federal income taxes equal to 30% of the gross payments payable to a non-U.S. shareholder unless the non-U.S. shareholder has provided to the Transfer Agent an appropriate Form W-8 on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding on dividends. A non-U.S. shareholder may be eligible to obtain a refund of tax withheld if such shareholder is able to establish that no tax or a reduced amount of tax was due.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Repurchase Offer.  If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Repurchase Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11.         Documents in Proper Form.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, which determination shall be final and binding on all parties.  The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful.  The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Repurchase Offer will be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine.  Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund.  The Fund, Versus Capital Advisors, LLC (the “Adviser”) or any other person are not obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.  The Fund and the Adviser will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares.  Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.  No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer.  No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.versuscapital.com, call shareholder services at 1.855.653.7173, or contact your Authorized Institution or financial adviser.

Dated: September 25, 2012